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                                                                   Exhibit 10(b)

                                 AMENDMENT NO 2

                                       TO

           THE NEWHALL LAND AND FARMING COMPANY EMPLOYEE SAVINGS PLAN

                  The Newhall Land and Farming Company Employee Savings Plan, as restated in its entirety effective January 1,1989, and subsequently amended, is hereby further amended as follows:

                  FIRST: That portion of Section 11.01 consisting of the lead-in paragraph and subsections (a) through (b) is amended, effective January 1, 1998, to read in full as follows:

                  "11.01 General. Upon the termination of employment of a
                         Participant, except by death:

                          (a) If the Participant's Vested Value does not exceed $3,500 ($5,000 on and after July 15, 1998), such Vested Value shall be distributed to such Participant in a lump sum within 60 days following the Accounting Date which coincides with or next follows his termination of employment.

                          (b) If such Participant's Vested Value. exceeds $3,500 ($5,000 on and after July 15, 1998), the
                                Committee shall distribute such Vested Value in a lump sum upon such Participant's attainment of age 65 or, if later, within 60 days following the Accounting Date which coincides with or next follows his termination of employment."

                  SECOND: Section 11.04 is hereby amended effective January 1, 1997 to read in full as follows:

                  "11.04 Required Distributions to Certain Participants.

                          (a) Effective January 1, 1985, distributions will be made in accordance with the Regulations under Section 401 (a) (9), including the minimum distribution incidental benefit requirement of Section 401(a)(9)(G) of the Code.

                          (b) Notwithstanding Section 11.01 or any Participant's consent, distribution shall occur no later than April 1 of the calendar year following the later of: (i) the calendar year in which the Participant attains age 70 1/2 or, if the Participant attains age 70 1/2 after December 31, 1999, and is not, with respect to the Plan Year ending in the calendar year in which he attains age 70 1/2, a Five Percent Owner,
                                   (ii) the calendar year in which the
                                   Participant retires; provided, however, that:

                                   (1)     Any Participant who has not at any
                                           time been a Five Percent Owner and
                                           who has attained age 70 1/2 before
                                           January 1, 1988 may elect to defer
                                           distribution of his benefits until
                                           his actual retirement, and


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                                   (2)     Any Participant who attains age 70
                                           1/2 during 1988 shall be treated for
                                           purposes of this Section as having
                                           attained age 70 1/2 in 1989."

                  THIRD:   Except as modified by this Amendment, all the terms
and provisions of the Plan (as previously amended) shall continue in full force and effect.

                  IN WITNESS WHEREOF, Newhall Management Corporation, managing general partner of Newhall Management Limited Partnership, managing general partner of The Newhall Land and Farming Company, a California limited partnership, has caused this Amendment No. I to be executed on behalf of such partnership by its duly authorized officer this 15th day of July, 1998.

                                           THE NEWHALL LAND AND FARMING COMPANY
                                           (A CALIFORNIA LIMITED PARTNERSHIP)

                                           BY:  NEWHALL MANAGEMENT LIMITED
                                                PARTNERSHIP
                                                MANAGING GENERAL PARTNER

                                           BY:  NEWHALL MANAGEMENT CORPORATION
                                                MANAGING GENERAL PARTNER


                                           By:
                                               ------------------------------
                                               Thomas H. Almas
                                                SECRETARY